Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-3ASR No. 333-257559),

(2) Registration Statement (Form S-3ASR No. 333-254867),

(3) Registration Statement (Form S-3ASR No. 333-245005),

(4) Registration Statement (Form S-8 No. 333-231379) pertaining to the SkyWest, Inc. 2019 Long-Term Incentive Plan,

(5) Registration Statement (Form S-8 No. 333-200540) pertaining to the SkyWest, Inc. Employees’ Retirement Plan (as amended),

(6) Registration Statement (Form S-8 No. 333-171595) pertaining to the SkyWest, Inc. 2010 Long-Term Incentive Plan,

(7) Registration Statement (Form S-8 No. 333-161396) pertaining to the SkyWest, Inc. 2009 Employee Stock Purchase Plan,

(8) Registration Statement (Form S-8 No. 333-134379) pertaining to the SkyWest, Inc. 2006 Long-Term Incentive Plan,

(9) Registration Statement (Form S-8 No. 333-133470) pertaining to the SkyWest, Inc. Employees’ Retirement Plan (as amended),

(10) Registration Statement (Form S-8 No. 333-130848) pertaining to the SkyWest, Inc. 2006 Employee Stock Purchase Plan,

(11) Registration Statement (Form S-8 No. 333-130846) pertaining to the SkyWest, Inc. 1995 Employee Stock Purchase Plan (as amended),

(12) Registration Statement (Form S-8 No. 333-70408) pertaining to the SkyWest, Inc. 2001 Allshare Stock Option Plan and the SkyWest, Inc. Executive Stock Incentive Plan,

(13) Registration Statement (Form S-8 No. 033-62351) pertaining to the SkyWest, Inc. Allshare Incentive Stock Option Plan, and

(14) Registration Statement (Form S-8 No. 033-60173) pertaining to the SkyWest, Inc. 1995 Employee Stock Purchase Plan

of our reports dated February 16, 2023, with respect to the consolidated financial statements and schedule of SkyWest, Inc. and the effectiveness of internal control over financial reporting of SkyWest, Inc. included in this Annual Report (Form 10-K) of SkyWest, Inc. for the year ended December 31, 2022.

/s/ Ernst & Young LLP

Salt Lake City, Utah

February 16, 2023